Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net
Property, Plant and Equipment, Net
Property, plant and equipment, net, as of December 31, 2012 and 2011 were as follows:

		December 31,
	Useful Life	2012	2011
		(in thousands)
Land		$2,254	$41
Construction in progress		5,053	3,380
Buildings and improvements	4 to 40	1,432	1,490
Processing and treating plants	8 to 40	98,106	49,396
Pipelines	5 to 40	163,447	146,788
Compressors	4 to 20	8,957	7,437
Equipment	8 to 20	4,785	1,198
Computer software	5	1,950	1,500
Total property, plant and equipment		285,984	211,230
Accumulated depreciation		(62,165)	(40,999)
Property, plant and equipment, net		$223,819	$170,231

Of the gross property, plant and equipment balances at December 31, 2012 and 2011, $26.1 million and $24.0 million, respectively, were related to AlaTenn and Midla, our FERC-regulated interstate assets.
Insurance proceeds

We pay premiums to our insurance carrier which provides us with property damage, business interruption and other insurance coverage, the scope and amounts of which we believe are customary and prudent for the nature and extent of our operations. While we believe we maintain adequate insurance coverage on our behalf, insurance may not fully cover every type of damage, interruption or other loss that might occur. If we were to incur a significant loss for which we were not fully insured, it could have a material impact on our financial position, results of operations and cash flows. In addition, there may be timing differences between amounts we accrue related to property damage expense, amounts we are required to pay in connection with a loss and amounts we subsequently receive from insurance carriers as reimbursements. Any event that materially interrupts the revenues generated by our consolidated operations, or other losses that require us to make material expenditures not reimbursed by insurance, could reduce our ability to pay distributions to our unitholders and, accordingly, adversely affect the market price of our common units.

Involuntary conversions result from the loss of an asset because of some unforeseen event (e.g., destruction due to hurricanes). Some of these events are insurable, thus resulting in a property damage insurance recovery. Amounts we receive from insurance carriers are net of any deductibles related to the covered event. During the year ended December 31, 2012, we collected $0.5 million of nonrefundable cash proceeds from our insurance carrier that we recognized as an offset to property, plant and equipment write-downs of $1.5 million due to property damage under the caption Gain (loss) on involuntary conversion of property, plant and equipment. These proceeds relate to property damage claims we made in connection with the named windstorm Hurricane Isaac in September of 2012. To the extent that additional non-refundable insurance proceeds related to this incident are received, we expect to record gains equal to such proceeds.